Exhibit 99.1
Synergetics USA, Inc. Annual Shareholders' Meeting December 17, 2009

Safe Harbor Statement Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Among other, statements concerning management's expectations of future financial results, potential business, acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under "Risk Factors" included in Synergetics USA, Inc.'s Annual Report on Form 10-K for the year ended July 31, 2008 and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation.

Agenda Shareholders' Business Meeting Business Review Financial Overview Strategy Overview Improve Profitability / Cash Management Lean Manufacturing Supply Chain Management Human Resources Rationalization Cash Management Improve Sales Force Productivity Acceleration of Growth / New Products Marketing Partners Questions & Answers

Shareholders' Meeting Call to Order Declaration of a Quorum Business Motions Election of Directors Ratification of the appointment of UHY No Other Business Adjourn

Business Review Sales Gross Margins Expenses Balance Sheet

Financial Review Review of Fiscal Year Ended 7/31/09 Review of First Quarter of Fiscal Year 2010

Financial Overview - Income Statement FY 2009 FY 2009 FY 2008 Increase/(Decrease) Sales $52,965 $50,063 5.8% Gross Profit 29,415 29,962 (1.8) R&D 2,998 2,654 13.0 Sales & Marketing 14,262 12,601 13.2 G&A 9,030 9,499 (4.9) Operating Income 3,125 5,208 (40.0) Net Income $1,595 $2,663 (40.1)% EPS $0.07 $0.11 (36.4)%

Financial Overview - Balance Sheet FY 2009 FYE 2009 FYE 2008 Increase/(Decrease) Accounts Receivable $ 9,105 $ 8,593 6.0% Inventory 15,025 14,568 3.1 Other Current Assets 1,228 1,388 (11.5) Total Assets $58,080 $58,396 (0.5)% Accounts Payable & Accrued Exp. 4,696 5,435 (13.6) S/T Debt 7,140 5,359 33.2 L/T Debt 6,079 7,951 (23.5) Stockholders' Equity $38,130 $36,357 4.9%

Financial Overview - Cash Flow Statement FY 2009 FYE 2009 FYE 2008 Increase/(Decrease) Net Income $ 1,595 $ 2,663 $(1,068) Depreciation & Amort. 1,960 1,990 (30) Changes In Assets & Liabilities (2,904) 1,237 (4,141) Cash Flows from Operations 492 5,735 (5,243) Cash Flows from Investing (816) (1,186) 370 Cash Flows from Financing (16) (4,216) 4,200 Net (decrease) Increase (340) 333 (673) Beginning Balance 500 167 333 Ending Balance 160 500 (340)

Financial Overview - Income Statement 1Q 2010 1st QuarterFY 2010 1st Quarter FY 2009 Increase/(Decrease) Sales $12,146 $12,246 (0.8)% Gross Profit 6,819 7,080 (3.7) R&D 600 652 (8.0) Sales & Marketing 3,259 3,244 0.5 G&A 2,019 2,021 (0.1) Operating Income 941 1,163 (19.1) Net Income $542 $661 (18.0)% EPS $0.02 $0.03 (33.3)%

Financial Overview - Balance Sheet 1Q 2010 1st QuarterFY 2010 1st Quarter FY 2009 Increase/(Decrease) Accounts Receivable $ 8,023 $ 8,187 (2.0)% Inventory 14,846 15,897 (6.6) Other Current Assets 1,390 1,470 (5.4) Total Assets $56,737 $ 59,124 (4.0) Accounts Payable & Accrued Exp. 4,010 5,753 (30.3) S/T Debt 5,937 6,532 (9.1) L/T Debt 5,759 7,649 (24.7) Stockholders' Equity $38,746 $37,068 4.5%

Financial Overview - Cash Flow Statement 1Q 2010 FYE 2009 FYE 2008 Increase/(Decrease) Net Income $ 542 $ 661 ($119) Depreciation & Amort. 480 466 14 Changes In Assets & Liabilities 604 (1,798) 2,402 Cash Flows from Operations 1,595 (736) 2,331 Cash Flows from Investing (223) (189) (34) Cash Flows from Financing (1,169) 871 (2,040) Net (decrease) Increase 203 (54) 257 Beginning Balance 160 500 (340) Ending Balance 363 446 (83)

Strategy Profitability / Cash Management Sales Force Productivity Acceleration of Growth New Products New Business Development Marketing Partners

Lean Percent of Disposable units that have been produced via the Lean Process 43.9% Average Unit Cost Reduction 21.0% Accumulated Savings Year-To-Date $ 211,000 Potential Annual Savings from "Leaning" Disposables in Total $ 1,700,000 Percent of Total SURG Unit Production that is Leanable 90.00% Lean is a discipline that assists in the identification and steady elimination of waste, ultimately improving quality and reducing production time and costs.

Supply Chain Management Recruited Supply Chain Manager Implemented MRP ABC analysis Master production schedule Integrated Customer Service Structured product training from Product Manager Customer Service Reorganization & Training Establishment of new metrics for service levels Lean philosophy applied to vendor network / vendor performance report Plan to increase turns Modernize / standardize ERP system Bar code system for inventory and work order transactions

Human Resources Hiring Freeze Initiated in January of 2009. Reduction in Force implemented in July of 2009. Implementation of New Hiring Standards

Cash Management Management Goal is to reduce its debt level throughout 2010. Working Capital reduction through reduction in Accounts Receivable and Inventory Debt reduced $1.5 million since July 31, 2009. Leverage ratio improved to 23.2% from 25.7% at July 31, 2009.

Sales Force Productivity Domestic Ophthalmic Sales Organization Size Training Hiring Standards Turnover Neuro Sales Organization Sales Force Productivity Territory Realignment New Compensation Plan Quarterly Promotions Sales Management Training

Acceleration of Growth / New Products Market Opportunities R&D Reorganization Impact on Marketing New Surgeon Advisory Panels North America Europe Japan New Product Introduction Process

Marketing Partners Stryker Codman

Q&A Session

Synergetics USA, Inc. Annual Shareholders' Meeting December 17, 2009